Chase Bank USA, N.A.
                              Noteholders Statement

                      Chase Credit Card Owner Trust 2001-2

Section 7.3 Indenture                               Distribution Date: 4/15/2005
--------------------------------------------------------------------------------

(i)   Amount of the distribution allocable to principal of the Notes
              Class A Principal Payment                             0.00
              Class B Principal Payment                             0.00
              Class C Principal Payment                             0.00
                     Total

      Amount of the distribution allocable to the principal on the
      Notes per $1,000 of the initial principal balance of the Notes
              Class A Principal Payment                             0.00
              Class B Principal Payment                             0.00
              Class C Principal Payment                             0.00
                     Total

(ii)  Amount of the distribution allocable to the interest on the Notes
              Class A Note Interest Requirement             1,261,527.78
              Class B Note Interest Requirement               113,736.61
              Class C Note Interest Requirement               171,147.66
                     Total                                  1,546,412.04

      Amount of the distribution allocable to the interest on the
      Notes per $1,000 of the initial principal balance of the Notes
              Class A Note Interest Requirement                  2.52306
              Class B Note Interest Requirement                  2.72972
              Class C Note Interest Requirement                  3.19472

(iii) Aggregate Outstanding Principal Balance of the Notes
              Class A Note Principal Balance                 500,000,000
              Class B Note Principal Balance                  41,666,000
              Class C Note Principal Balance                  53,572,000

(iv)  Amount on deposit in Owner Trust Spread Account       5,952,380.00

(v)   Required Owner Trust Spread Account Amount            5,952,380.00


                                        By:
                                                -------------------------------
                                        Name:   Patricia M. Garvey
                                        Title:  Vice President